Fees Summary	Dec. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 225,458,873
Previously Paid Amount	0
Total Fee Amount	31,135.87
Total Offset Amount	0
Net Fee	$ 31,135.87